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EXHIBIT 99.2

McCORMICK & COMPANY, INCORPORATED

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of McCormick & Company, Incorporated (the "Company") on Form 10-K for the fiscal year ended November 30, 2002, as filed with the Securities and Exchange Commission on February 4, 2003 (the "Report"), I, Francis A. Contino, Executive Vice President, Chief Financial Officer & Supply Chain of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 4, 2003	/s/ FRANCIS A. CONTINO Francis A. Contino Executive Vice President, Chief Financial Officer & Supply Chain

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  EXHIBIT 99.2
McCORMICK & COMPANY, INCORPORATED CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002